UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: BlackRock Balanced Capital Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 - 09/30/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Balanced Capital                                             BLACKROCK
Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Portfolio Summary ........................................................     7
Financial Statements:
  Schedule of Investments ................................................     8
  Statement of Assets and Liabilities ....................................    10
  Statement of Operations ................................................    11
  Statements of Changes in Net Assets ....................................    12
Financial Highlights .....................................................    13
Notes to Financial Statements ............................................    16
Report of Independent Registered Public Accounting Firm ..................    21
Important Tax Information (Unaudited) ....................................    21
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    22
Officers and Directors ...................................................    26
Additional Information ...................................................    29
Mutual Fund Family .......................................................    31


2       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the "Fed") has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008                                                      6-month     12-month
================================================================================================================
U.S. equities (S&P 500 Index(R))                                                            (10.87)%     (21.98)%
----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index(R))                                              (0.54)      (14.48)
----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                           (22.35)      (30.50)
----------------------------------------------------------------------------------------------------------------
Fixed income (Barclays Capital U.S. Aggregate Index)*                                        (1.50)        3.65
----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*                             (2.59)       (1.87)
----------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*        (6.77)      (10.51)
----------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers index.

      Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                     THIS PAGE NOT PART OF YOUR FUND REPORT                    3

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o For the 12-month period, the Fund's overall asset allocation was unfavorable, and both fixed income and equities underperformed their respective benchmarks.

      What factors influenced performance?

o Within the equity portfolio, poor stock selection in the industrials sector was the primary driver of the Fund's underperformance, led by a sharp decline in shares of Textron, Inc. Poor stock selection in the technology sector further detracted from results, largely due to weakness from positions in Micron Technology, Inc. and Sun Microsystems, Inc. These areas of weakness more than offset the positive effects from the consumer sector, where our overweight position and good stock selection aided results, led by double-digit gains from positions in McDonald's Corp., Anheuser-Busch Cos., Inc. and General Mills, Inc. Good stock selection in the energy sector also enhanced performance, driven by strength in Devon Energy Corp. and Murphy Oil Corp.

o In fixed income, the main driver of underperformance was the Fund's overweight to high-quality spread sectors, which posted negative excess returns (versus Treasury issues) throughout the period. A corresponding underweight in Treasuries, which outperformed, further hampered results.

      Describe recent portfolio activity.

o During the annual period, we continued to adjust our holdings in response to ongoing market volatility. Within the equity portfolio, we began to increase our consumer exposure, introducing new positions in Carnival Corp., Kohl's Corp. and J.C. Penney Co., Inc. We repositioned our financial stock holdings, reducing positions in some of the better performing insurance stocks like ACE Ltd. and RenaissanceRe Holdings Ltd., increasing positions in JPMorgan Chase & Co. and introducing Bank of America Corp., The Travelers Cos., Inc. and money management firm Invesco Ltd. to the portfolio, while eliminating troubled Fannie Mae and Morgan Stanley. We further increased our technology exposure, adding to existing positions in Juniper Networks, Inc. and Microsoft Corp. and introducing Broadcom Corp. and Texas Instruments, Inc. to the portfolio, while eliminating positions in Motorola, Inc., Applied Materials, Inc. and Sun Microsystems, Inc. We also increased our health care exposure given this industry's non-cyclical characteristics, increasing existing positions in AmerisourceBergen Corp. and Schering-Plough Corp., while introducing Merck & Co., Inc. to the portfolio.

o Within fixed income, we modestly increased the Fund's exposure to agency debentures and non-agency adjustable-rate mortgages. We retained an overweight to AAA-rated commercial mortgage-backed securities, while we continued to reduce our allocation to corporate debt.

      Describe Fund positioning at period-end.

o At period-end, the Fund was invested 64.9% in equities, 33.6% in fixed income and 1.6% in cash equivalents. This compares to 67.0% in equities, 31.8% in fixed income securities and 1.5% in cash equivalents one year ago.

o Recognizing that hostile credit conditions and negative economic and corporate earnings growth trends are likely to persist for some time, we view the associated decline in share prices opportunistically and believe equity investments will provide handsome returns to investors as the federal government succeeds in finding remedies for instability in the financial system and as economic growth resumes. Meanwhile, bonds look increasingly expensive as interest rates are low and inflation-adjusted yields are well below historical averages, limiting the returns available from fixed income securities. As always, we will continue to take advantage of the Fund's flexibility as market conditions evolve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

                                            Actual                                                 Hypothetical 2
                    ------------------------------------------------------   -------------------------------------------------------
                      Beginning         Ending                                 Beginning          Ending
                    Account Value    Account Value       Expenses Paid       Account Value     Account Value       Expenses Paid
                    April 1, 2008  September 30, 2008  During the Period 1   April 1, 2008   September 30, 2008  During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .....   $   1,000        $  893.20           $    2.70           $   1,000          $1,022.15          $    2.88
Investor A ........   $   1,000        $  891.50           $    4.07           $   1,000          $1,020.70          $    4.34
Investor B ........   $   1,000        $  887.90           $    8.21           $   1,000          $1,016.30          $    8.77
Investor C ........   $   1,000        $  887.80           $    7.83           $   1,000          $1,016.70          $    8.37
Class R ...........   $   1,000        $  889.60           $    6.24           $   1,000          $1,018.40          $    6.66
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional, 0.86% for Investor A, 1.74% for Investor B, 1.66% for Investor C and 1.32% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500(R) Index and the Barclays Capital U.S. Aggregate Index. Values are from September 1998 to September 2008.

                                                                Barclays Capital
                  Institutional    Investor A     S&P 500(R)      U.S. Aggregate
                    Shares* 1,2   Shares* 1,2        Index 3             Index 4
9/30/98                 $10,000        $9,475        $10,000             $10,000
9/30/99                 $11,192       $10,578        $12,780              $9,963
9/30/00                 $12,265       $11,564        $14,478             $10,660
9/30/01                 $10,950       $10,298        $10,624             $12,041
9/30/02                  $9,799        $9,192         $8,447             $13,076
9/30/03                 $11,402       $10,673        $10,508             $13,783
9/30/04                 $12,789       $11,940        $11,966             $14,290
9/30/05                 $13,835       $12,881        $13,432             $14,689
9/30/06                 $15,389       $14,295        $14,882             $15,229
9/30/07                 $17,521       $16,228        $17,328             $16,011
9/30/08                 $14,544       $13,429        $13,520             $16,595

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
4 This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2008

                                                                                      Average Annual Total Returns 5
                                                                  ------------------------------------------------------------------
                                                                         1 Year                  5 Years               10 Years
                                                                  --------------------    --------------------   -------------------
                                                    6-Month       w/o sales    w/sales    w/o sales    w/sales   w/o sales   w/sales
                                                 Total Returns     charge      charge      charge      charge     charge      charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ................................      (10.68)%      (16.99)%    (16.99)%      4.99%       4.99%      3.82%      3.82%
Investor A ...................................      (10.85)       (17.25)     (21.59)       4.70        3.58       3.55       2.99
Investor B ...................................      (11.21)       (17.96)     (21.33)       3.86        3.55       2.91       2.91
Investor C ...................................      (11.22)       (17.90)     (18.64)       3.88        3.88       2.74       2.74
Class R ......................................      (11.04)       (17.59)     (17.59)       4.41        4.41       3.34       3.34
S&P 500 Index ................................      (10.87)       (21.98)     (21.98)       5.17        5.17       3.06       3.06
Barclays Capital U.S. Aggregate Index ........       (1.50)         3.65        3.65        3.78        3.78       5.20       5.20
------------------------------------------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges, if any. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Portfolio Summary

As of September 30, 2008

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
JPMorgan Chase & Co. ................................................     2%
Kimberly-Clark Corp. ................................................     2
Nestle SA Registered Shares .........................................     2
Microsoft Corp. .....................................................     2
International Business Machines Corp. ...............................     2
Cisco Systems, Inc. .................................................     2
McDonald's Corp. ....................................................     2
Unilever NV .........................................................     2
Prudential Financial, Inc. ..........................................     2
E.I. du Pont de Nemours & Co. .......................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                  Long-Term Investments
--------------------------------------------------------------------------------
Common Stocks .......................................................    66%
Fixed Income Mutual Funds ...........................................    34
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .........................................     5%
Food Products .......................................................     5
Insurance ...........................................................     5
Pharmaceuticals .....................................................     4
Diversified Financial Services ......................................     3
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       7

Schedule of Investments September 30, 2008
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Aerospace & Defense -- 2.1%
Honeywell International, Inc.                          375,000   $   15,581,250
United Technologies Corp.                              300,000       18,018,000
                                                                 --------------
                                                                     33,599,250
===============================================================================
Air Freight & Logistics -- 1.6%
FedEx Corp.                                             95,000        7,508,800
United Parcel Service, Inc. Class B                    275,000       17,294,750
                                                                 --------------
                                                                     24,803,550
===============================================================================
Automobiles -- 0.9%
Harley-Davidson, Inc.                                  385,000       14,360,500
===============================================================================
Beverages -- 0.7%
Dr. Pepper Snapple Group, Inc. (a)                     400,000       10,592,000
===============================================================================
Building Products -- 0.3%
Masco Corp.                                            300,000        5,382,000
===============================================================================
Capital Markets -- 3.0%
Bank of New York Mellon Corp.                          670,000       21,828,600
Invesco Ltd. (b)                                       800,000       16,784,000
Legg Mason, Inc.                                       240,000        9,134,400
                                                                 --------------
                                                                     47,747,000
===============================================================================
Chemicals -- 2.4%
The Dow Chemical Co.                                   500,000       15,890,000
E.I. du Pont de Nemours & Co.                          575,000       23,172,500
                                                                 --------------
                                                                     39,062,500
===============================================================================
Communications Equipment -- 2.1%
Cisco Systems, Inc. (a)                              1,150,000       25,944,000
Juniper Networks, Inc. (a)                             400,000        8,428,000
                                                                 --------------
                                                                     34,372,000
===============================================================================
Computers & Peripherals -- 3.0%
Hewlett-Packard Co.                                    450,000       20,808,000
International Business Machines Corp.                  225,000       26,316,000
                                                                 --------------
                                                                     47,124,000
===============================================================================
Consumer Finance -- 0.4%
Discover Financial Services, Inc.                      450,000        6,219,000
===============================================================================
Diversified Financial Services -- 3.2%
Bank of America Corp.                                  200,000        7,000,000
Citigroup, Inc.                                        195,000        3,999,450
JPMorgan Chase & Co.                                   625,000       29,187,500
Moody's Corp.                                          300,000       10,200,000
                                                                 --------------
                                                                     50,386,950
===============================================================================
Diversified Telecommunication Services -- 2.4%
AT&T Inc.                                              575,000       16,054,000
Verizon Communications, Inc.                           700,000       22,463,000
                                                                 --------------
                                                                     38,517,000
===============================================================================
Electronic Equipment & Instruments -- 0.4%
Tyco Electronics Ltd.                                  240,000        6,638,400
===============================================================================
Energy Equipment & Services -- 2.6%
Schlumberger Ltd.                                      190,000       14,837,100
Transocean, Inc.                                        90,000        9,885,600
Weatherford International Ltd. (a)                     675,000       16,969,500
                                                                 --------------
                                                                     41,692,200
===============================================================================
Food & Staples Retailing -- 0.6%
Wal-Mart Stores, Inc.                                  150,000        8,983,500
===============================================================================
Food Products -- 5.1%
Cadbury Plc (b)                                        350,000       14,329,000
General Mills, Inc.                                    240,000       16,492,800
Nestle SA Registered Shares                            625,000       27,010,961
Unilever NV (b)                                        865,000       24,358,400
                                                                 --------------
                                                                     82,191,161
===============================================================================
Health Care Equipment & Supplies -- 0.8%
Baxter International, Inc.                             200,000       13,126,000
===============================================================================
Health Care Providers & Services -- 1.1%
AmerisourceBergen Corp.                                450,000       16,942,500
===============================================================================
Hotels, Restaurants & Leisure -- 3.0%
Carnival Corp.                                         650,000       22,977,500
McDonald's Corp.                                       400,000       24,680,000
                                                                 --------------
                                                                     47,657,500
===============================================================================
Household Durables -- 0.8%
Sony Corp. (b)                                         400,000       12,348,000
===============================================================================
Household Products -- 1.8%
Kimberly-Clark Corp.                                   450,000       29,178,000
===============================================================================
IT Services -- 0.7%
Accenture Ltd. Class A                                 300,000       11,400,000
===============================================================================
Industrial Conglomerates -- 2.5%
3M Co.                                                 200,000       13,662,000
General Electric Co.                                   430,000       10,965,000
Textron, Inc.                                          505,000       14,786,400
                                                                 --------------
                                                                     39,413,400
===============================================================================
Insurance -- 4.5%
ACE Ltd.                                               425,000       23,005,250
Prudential Financial, Inc.                             335,000       24,120,000
RenaissanceRe Holdings Ltd.                            269,900       14,034,800
The Travelers Cos., Inc.                               250,000       11,300,000
                                                                 --------------
                                                                     72,460,050
===============================================================================
Internet Software & Services -- 0.5%
Yahoo! Inc. (a)                                        500,000        8,650,000
===============================================================================
Machinery -- 1.0%
Dover Corp.                                            396,400       16,074,020
===============================================================================
Media -- 1.2%
CBS Corp. Class B                                      815,000       11,882,700
Walt Disney Co.                                        240,000        7,365,600
                                                                 --------------
                                                                     19,248,300
===============================================================================
Metals & Mining -- 0.6%
Alcoa, Inc.                                            400,000        9,032,000
===============================================================================
Multiline Retail -- 1.1%
J.C. Penney Co., Inc.                                  250,000        8,335,000
Kohl's Corp. (a)                                       200,000        9,216,000
                                                                 --------------
                                                                     17,551,000
===============================================================================
Oil, Gas & Consumable Fuels -- 5.2%
Devon Energy Corp.                                     250,000       22,800,000
EnCana Corp.                                            95,000        6,244,350
Exxon Mobil Corp.                                      195,000       15,143,700
Murphy Oil Corp.                                       325,000       20,845,500
Peabody Energy Corp.                                   200,000        9,000,000
Petroleo Brasileiro SA (b)                             200,000        8,790,000
                                                                 --------------
                                                                     82,823,550
===============================================================================

See Notes to Financial Statements.


8       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Pharmaceuticals -- 4.0%
Bristol-Myers Squibb Co.                               960,000   $   20,016,000
Merck & Co., Inc.                                      400,000       12,624,000
Schering-Plough Corp.                                  800,000       14,776,000
Wyeth                                                  450,000       16,623,000
                                                                 --------------
                                                                     64,039,000
===============================================================================
Semiconductors & Semiconductor
Equipment -- 1.9%
Broadcom Corp. Class A (a)                             400,000        7,452,000
Intersil Corp. Class A                                 500,000        8,290,000
Micron Technology, Inc. (a)                          1,920,000        7,776,000
Texas Instruments, Inc.                                300,000        6,450,000
                                                                 --------------
                                                                     29,968,000
===============================================================================
Software -- 2.6%
Electronic Arts, Inc. (a)                              385,000       14,241,150
Microsoft Corp.                                      1,000,000       26,690,000
                                                                 --------------
                                                                     40,931,150
===============================================================================
Specialty Retail -- 0.8%
Home Depot, Inc.                                       480,000       12,427,200
-------------------------------------------------------------------------------
Total Common Stocks -- 64.9%                                      1,034,940,681
===============================================================================

===============================================================================
                                                   Beneficial
                                                      Interest
Mutual Funds                                             (000)
===============================================================================
Master Total Return Portfolio of Master Bond LLC
  (the "Master Portfolio") (c)                        $412,000      536,923,822
-------------------------------------------------------------------------------
Total Mutual Funds -- 33.6%
===============================================================================
Total Long-Term Investments
(Cost -- $1,534,759,651) -- 98.5%                                 1,571,864,503
===============================================================================

===============================================================================
Short-Term Securities
===============================================================================
BlackRock Liquidity Series, LLC
  Cash Sweep Series, 2.59% (c)(d)                       24,828       24,827,857
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $24,827,857) -- 1.6%                                        24,827,857
===============================================================================
Total Investments (Cost -- $1,559,587,508*) -- 100.1%             1,596,692,360

Liabilities in Excess of Other Assets -- (0.1)%                        (932,370)
                                                                 --------------
Net Assets -- 100.0%                                             $1,595,759,990
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 1,568,705,959
                                                                ===============
      Gross unrealized appreciation ........................    $   234,326,934
      Gross unrealized depreciation ........................       (206,340,533)
                                                                ---------------
      Net unrealized appreciation ..........................    $    27,986,401
                                                                ===============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net
                                                     Activity
      Affiliate                                        (000)           Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                           $      152       $ 1,584,871

      BlackRock Liquidity Series, LLC
        Money Market Series                         $  (10,800)      $    25,353

      Master Total Return Portfolio of
        Master Bond LLC                             $ (197,000)      $36,566,178
      --------------------------------------------------------------------------

(d)   Represents the current yield as of report date.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       9

Statement of Assets and Liabilities

September 30, 2008
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $929,787,640) ......................................................    $1,034,940,681
Investments at value -- affiliated (cost -- $629,799,868) ........................................................       561,751,679
Dividends receivable .............................................................................................         2,414,312
Capital shares sold receivable ...................................................................................         1,322,736
Investments sold receivable ......................................................................................           572,426
Security lending income receivable -- affiliated .................................................................               384
Other assets .....................................................................................................            61,758
                                                                                                                      --------------
Total assets .....................................................................................................     1,601,063,976
                                                                                                                      --------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Capital shares redeemed payable ..................................................................................         3,990,510
Investment advisory fees payable .................................................................................           550,597
Other affiliates payable .........................................................................................           496,844
Distribution fees payable ........................................................................................           250,412
Bank overdraft ...................................................................................................             3,435
Officer's and Directors' fees payable ............................................................................               876
Income dividends payable .........................................................................................               532
Other accrued expenses payable ...................................................................................            10,780
                                                                                                                      --------------
Total liabilities ................................................................................................         5,303,986
                                                                                                                      --------------
Net Assets .......................................................................................................    $1,595,759,990
                                                                                                                      ==============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
Institutional Shares, $0.10 par value, 400,000,000 shares authorized .............................................    $    3,673,782
Investor A Shares, $0.10 par value, 200,000,000 shares authorized ................................................         2,995,666
Investor B Shares, $0.10 par value, 500,000,000 shares authorized ................................................           241,886
Investor C Shares, $0.10 par value, 200,000,000 shares authorized ................................................           354,408
Class R Shares, $0.10 par value, 500,000,000 shares authorized ...................................................            45,852
Paid-in capital in excess of par .................................................................................     1,471,664,920
Undistributed net investment income ..............................................................................        12,567,281
Accumulated net realized gain ....................................................................................        67,087,092
Net unrealized appreciation/depreciation .........................................................................        37,129,103
                                                                                                                      --------------
Net Assets .......................................................................................................    $1,595,759,990
                                                                                                                      ==============
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $806,612,020 and 36,737,816 shares outstanding ...........................    $        21.96
                                                                                                                      ==============
Investor A -- Based on net assets of $655,428,671 and 29,956,657 shares outstanding ..............................    $        21.88
                                                                                                                      ==============
Investor B -- Based on net assets of $51,370,520 and 2,418,859 shares outstanding ................................    $        21.24
                                                                                                                      ==============
Investor C -- Based on net assets of $72,693,623 and 3,544,080 shares outstanding ................................    $        20.51
                                                                                                                      ==============
Class R -- Based on net assets of $9,655,156 and 458,519 shares outstanding ......................................    $        21.06
                                                                                                                      ==============

See Notes to Financial Statements.


10       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Statement of Operations

Year Ended September 30, 2008
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $316,764 foreign withholding tax) ..............................................................    $  27,731,501
Income from affiliates ...........................................................................................        1,603,983
Securities lending from affiliates ...............................................................................           25,353
Net investment income allocated from the Master Portfolio:
  Interest .......................................................................................................       37,115,742
  Dividends ......................................................................................................          442,949
  Expenses .......................................................................................................         (992,513)
                                                                                                                      -------------
Total investment income and net investment income allocated from the Master Portfolio ............................       65,927,015
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ..............................................................................................        8,438,307
Service -- Investor A ............................................................................................        2,007,651
Service and distribution -- Investor B ...........................................................................          765,190
Service and distribution -- Investor C ...........................................................................          866,618
Service and distribution -- Class R ..............................................................................           51,415
Transfer agent -- Institutional ..................................................................................          970,793
Transfer agent -- Investor A .....................................................................................        1,109,655
Transfer agent -- Investor B .....................................................................................          206,940
Transfer agent -- Investor C .....................................................................................          159,156
Transfer agent -- Class R ........................................................................................           33,425
Professional .....................................................................................................          112,524
Printing .........................................................................................................          103,750
Custodian ........................................................................................................           90,156
Officer and Directors ............................................................................................           72,143
Registration .....................................................................................................           70,009
Miscellaneous ....................................................................................................           86,945
                                                                                                                      -------------
Total expenses ...................................................................................................       15,144,677
Less fees waived by advisor ......................................................................................         (420,651)
                                                                                                                      -------------
Total expenses after waiver ......................................................................................       14,724,026
                                                                                                                      -------------
Net investment income ............................................................................................       51,202,989
                                                                                                                      -------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from:
  Investments ....................................................................................................      100,900,736
  Foreign currency ...............................................................................................           88,131
  Allocations from the Master Portfolio ..........................................................................        2,566,522
                                                                                                                      -------------
                                                                                                                        103,555,389
                                                                                                                      -------------
Net change in unrealized appreciation/depreciation on:
  Investments ....................................................................................................     (450,878,276)
  Foreign currency ...............................................................................................           (2,116)
  Allocations from the Master Portfolio ..........................................................................      (66,810,788)
                                                                                                                      -------------
                                                                                                                       (517,691,180)
                                                                                                                      -------------
Total realized and unrealized loss ...............................................................................     (414,135,791)
                                                                                                                      -------------
Net Decrease in Net Assets Resulting from Operations .............................................................    $(362,932,802)
                                                                                                                      =============

See Notes to Financial Statements.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       11

Statements of Changes in Net Assets

                                                                                                             Year Ended
                                                                                                            September 30,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                     2008               2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $    51,202,989     $    55,137,613
Net realized gain ..........................................................................        103,555,389         141,865,500
Net change in unrealized appreciation/depreciation .........................................       (517,691,180)        110,239,041
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................       (362,932,802)        307,242,154
                                                                                                -----------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Institutional ............................................................................        (30,844,825)        (33,452,525)
  Investor A ...............................................................................        (20,787,450)        (22,511,016)
  Investor B ...............................................................................         (1,239,918)         (2,020,759)
  Investor C ...............................................................................         (1,675,711)         (1,868,011)
  Class R ..................................................................................           (244,075)           (147,831)
Net realized gain:
  Institutional ............................................................................        (84,351,170)        (57,419,299)
  Investor A ...............................................................................        (60,554,500)        (43,382,214)
  Investor B ...............................................................................         (6,278,295)         (6,663,649)
  Investor C ...............................................................................         (6,968,380)         (5,091,308)
  Class R ..................................................................................           (736,933)           (244,993)
                                                                                                -----------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..........       (213,681,257)       (172,801,605)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from share transactions .................................       (224,109,003)       (129,180,248)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................       (800,723,062)          5,260,301
Beginning of year ..........................................................................      2,396,483,052       2,391,222,751
                                                                                                -----------------------------------
End of year ................................................................................    $ 1,595,759,990     $ 2,396,483,052
                                                                                                ===================================
End of year undistributed net investment income ............................................    $    12,567,281     $    13,380,068
                                                                                                ===================================

See Notes to Financial Statements.


12       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Financial Highlights

                                                                                 Institutional
                                                    ---------------------------------------------------------------------
                                                                            Year Ended September 30,
                                                    ---------------------------------------------------------------------
                                                       2008           2007           2006           2005           2004
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year .......................                   $   29.29      $   27.71      $   27.00      $   26.76      $   24.31
                                                    ---------------------------------------------------------------------
Net investment income 1 .........                        0.71           0.71           0.63           0.57           0.44
Net realized and unrealized
  gain (loss) ...................                       (5.31)          2.98           2.22           1.57           2.50
                                                    ---------------------------------------------------------------------
Net increase (decrease) from
operations ......................                       (4.60)          3.69           2.85           2.14           2.94
                                                    ---------------------------------------------------------------------
Dividends and distributions from:
    Net investment income .......                       (0.76)         (0.77)         (0.54)         (0.64)         (0.49)
    Net realized gain ...........                       (1.97)         (1.34)         (1.60)         (1.26)            --
                                                    ---------------------------------------------------------------------
Total dividends and distributions                       (2.73)         (2.11)         (2.14)         (1.90)         (0.49)
                                                    ---------------------------------------------------------------------
Net asset value, end of year ....                   $   21.96      $   29.29      $   27.71      $   27.00      $   26.76
                                                    =====================================================================
=========================================================================================================================
Total Investment Return 2
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value ........                      (16.99)%        13.85%         11.24%          8.18%         12.17%
                                                    =====================================================================
=========================================================================================================================
Ratios to Average Net Assets 3
-------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver .....                        0.56%          0.55%          0.59%          0.58%          0.58%
                                                    =====================================================================
Total expenses ..................                        0.58%          0.57%          0.61%          0.61%          0.60%
                                                    =====================================================================
Net investment income ...........                        2.72%          2.50%          2.40%          2.11%          1.67%
                                                    =====================================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ...                   $ 806,612     $1,271,031     $1,215,143     $1,340,212     $1,405,513
                                                    =====================================================================
Portfolio turnover 4 ............                          27%            22%            12%            15%            17%
                                                    =====================================================================

                                                                                  Investor A
                                                    ---------------------------------------------------------------------
                                                                           Year Ended September 30,
                                                    ---------------------------------------------------------------------
                                                       2008           2007           2006           2005           2004
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year .......................                   $   29.19      $   27.63      $   26.92      $   26.69     $    24.25
                                                    ---------------------------------------------------------------------
Net investment income 1 .........                        0.62           0.63           0.57           0.50           0.37
Net realized and unrealized
  gain (loss) ...................                       (5.28)          2.97           2.21           1.56           2.49
                                                    ---------------------------------------------------------------------
Net increase (decrease) from
operations ......................                       (4.66)          3.60           2.78           2.06           2.86
                                                    ---------------------------------------------------------------------
Dividends and distributions from:
    Net investment income .......                       (0.68)         (0.70)         (0.47)         (0.57)         (0.42)
    Net realized gain ...........                       (1.97)         (1.34)         (1.60)         (1.26)            --
                                                    ---------------------------------------------------------------------
Total dividends and distributions                       (2.65)         (2.04)         (2.07)         (1.83)         (0.42)
                                                    ---------------------------------------------------------------------
Net asset value, end of year ....                   $   21.88      $   29.19      $   27.63      $   26.92     $    26.69
                                                    =====================================================================
=========================================================================================================================
Total Investment Return 2
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value ........                      (17.25)%        13.52%         10.98%          7.88%         11.87%
                                                    =====================================================================
=========================================================================================================================
Ratios to Average Net Assets 3
-------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver .....                        0.85%          0.82%          0.84%          0.83%          0.83%
                                                    =====================================================================
Total expenses ..................                        0.88%          0.84%          0.86%          0.85%          0.84%
                                                    =====================================================================
Net investment income ...........                        2.42%          2.23%          2.15%          1.86%          1.42%
                                                    =====================================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ...                   $ 655,429      $ 913,955      $ 912,518      $ 965,951     $1,052,738
                                                    =====================================================================
Portfolio turnover 4 ............                          27%            22%            12%            15%            17%
                                                    =====================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of any sales charges.
3 Includes the Fund's share of the Master Portfolio's allocated expenses and/or net investment income.
4     Excludes transactions in the Master Portfolio.

See Notes to Financial Statements.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       13

                                                                                  Investor B
                                                    ---------------------------------------------------------------------
                                                                           Year Ended September 30,
                                                    ---------------------------------------------------------------------
                                                       2008           2007           2006           2005           2004
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....             $   28.36      $   26.87      $   26.19      $   25.98      $   23.59
                                                    ---------------------------------------------------------------------
Net investment income 1 ...............                  0.39           0.39           0.35           0.29           0.17
Net realized and unrealized gain (loss)                 (5.13)          2.87           2.15           1.52           2.42
                                                    ---------------------------------------------------------------------
Net increase (decrease) from
operations ............................                 (4.74)          3.26           2.50           1.81           2.59
                                                    ---------------------------------------------------------------------
Dividends and distributions from:
    Net investment income .............                 (0.41)         (0.43)         (0.22)         (0.34)         (0.20)
    Net realized gain .................                 (1.97)         (1.34)         (1.60)         (1.26)            --
                                                    ---------------------------------------------------------------------
Total dividends and distributions .....                 (2.38)         (1.77)         (1.82)         (1.60)         (0.20)
                                                    ---------------------------------------------------------------------
Net asset value, end of year ..........             $   21.24      $   28.36      $   26.87      $   26.19      $   25.98
                                                    =====================================================================
=========================================================================================================================
Total Investment Return 2
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............                (17.96)%        12.57%         10.10%          7.09%         10.99%
                                                    =====================================================================
=========================================================================================================================
Ratios to Average Net Assets 3
-------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........                  1.73%          1.65%          1.61%          1.61%          1.60%
                                                    =====================================================================
Total expenses ........................                  1.75%          1.67%          1.64%          1.63%          1.63%
                                                    =====================================================================
Net investment income .................                  1.56%          1.43%          1.35%          1.12%          0.66%
                                                    =====================================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........             $  51,371      $ 100,808      $ 157,581      $ 286,317      $ 434,115
                                                    =====================================================================
Portfolio turnover 4 ..................                    27%            22%            12%            15%            17%
                                                    =====================================================================

                                                                                  Investor C
                                                    ---------------------------------------------------------------------
                                                                           Year Ended September 30,
                                                    ---------------------------------------------------------------------
                                                       2008           2007           2006           2005          2004
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....             $   27.52      $   26.17      $   25.59      $   25.45      $   23.14
                                                    ---------------------------------------------------------------------
Net investment income 1 ...............                  0.39           0.39           0.34           0.28           0.16
Net realized and unrealized gain (loss)                 (4.95)          2.79           2.11           1.48           2.37
                                                    ---------------------------------------------------------------------
Net increase (decrease) from
operations ............................                 (4.56)          3.18           2.45           1.76           2.53
                                                    ---------------------------------------------------------------------
Dividends and distributions from:
    Net investment income .............                 (0.48)         (0.49)         (0.27)         (0.36)         (0.22)
    Net realized gain .................                 (1.97)         (1.34)         (1.60)         (1.26)            --
                                                    ---------------------------------------------------------------------
Total dividends and distributions .....                 (2.45)         (1.83)         (1.87)         (1.62)         (0.22)
                                                    ---------------------------------------------------------------------
Net asset value, end of year ..........             $   20.51      $   27.52      $   26.17      $   25.59      $   25.45
                                                    =====================================================================
=========================================================================================================================
Total Investment Return 2
-------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............                (17.90)%        12.62%         10.13%          7.05%         10.98%
                                                    =====================================================================
=========================================================================================================================
Ratios to Average Net Assets 3
-------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........                  1.65%          1.60%          1.61%          1.61%          1.61%
                                                    =====================================================================
Total expenses ........................                  1.67%          1.63%          1.64%          1.63%          1.63%
                                                    =====================================================================
Net investment income .................                  1.63%          1.45%          1.37%          1.09%          0.64%
                                                    =====================================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........             $  72,694      $ 100,572      $ 101,175      $ 113,356      $ 134,013
                                                    =====================================================================
Portfolio turnover 4 ..................                    27%            22%            12%            15%            17%
                                                    =====================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effects of sales charges.
3 Includes the Fund's share of the Master Portfolio's allocated expenses and/or net investment income.
4     Excludes transactions in the Master Portfolio.

See Notes to Financial Statements.


14       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

                                                                                               Class R
                                                                  ----------------------------------------------------------------
                                                                                       Year Ended September 30,
                                                                  ----------------------------------------------------------------
                                                                     2008          2007          2006          2005         2004
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $  28.22      $  26.81      $  26.18      $  26.03      $  23.71
                                                                  ----------------------------------------------------------------
Net investment income 1 ......................................        0.49          0.50          0.49          0.43          0.30
Net realized and unrealized gain (loss) ......................       (5.08)         2.90          2.15          1.52          2.45
                                                                  ----------------------------------------------------------------
Net increase (decrease) from investment operations ...........       (4.59)         3.40          2.64          1.95          2.75
                                                                  ----------------------------------------------------------------
Dividends and distributions from:
    Net investment income ....................................       (0.60)        (0.65)        (0.41)        (0.54)        (0.43)
    Net realized gain ........................................       (1.97)        (1.34)        (1.60)        (1.26)           --
                                                                  ----------------------------------------------------------------
Total dividends and distributions ............................       (2.57)        (1.99)        (2.01)        (1.80)        (0.43)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  21.06      $  28.22      $  26.81      $  26.18      $  26.03
                                                                  ================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .....................................      (17.59)%       13.18%        10.70%         7.63%        11.67%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets 2
----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..................................        1.29%         1.14%         1.09%         1.08%         1.07%
                                                                  ================================================================
Total expenses ...............................................        1.31%         1.16%         1.11%         1.11%         1.07%
                                                                  ================================================================
Net investment income ........................................        1.98%         1.87%         1.91%         1.65%         1.10%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ................................    $  9,655      $ 10,117      $  4,805      $  4,349      $  2,526
                                                                  ================================================================
Portfolio turnover 3 .........................................          27%           22%           12%           15%           17%
                                                                  ================================================================

1     Based on average shares outstanding.
2 Includes the Fund's share of the Master Portfolio's allocated expenses and/or net investment income.
3     Excludes transactions in the Master Portfolio.

See Notes to Financial Statements.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       15

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Total Return Portfolio (the "Master Portfolio") of Master Bond LLC (the "Master LLC"), a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at September 30, 2008 was 16.5%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.


16       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities, either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The Fund recorded a bank overdraft which resulted from management estimates of available cash.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       17

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to the Advisor, which is the Master LLC's investment advisor, to the extent it invests its fixed income assets in the Master Portfolio. The Advisor has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investment in the Master Portfolio, which is shown as fees waived by advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                         Service    Distribution
                                                           Fee          Fee
--------------------------------------------------------------------------------
Investor A .........................................      0.25%          --
Investor B .........................................      0.25%        0.75%
Investor C .........................................      0.25%        0.75%
Class R ............................................      0.25%        0.25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund's Investor A Shares, which totaled $71,727, and affiliates received contingent deferred sales charges of $54,864 and $3,936 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $741 relating to transactions subject to front-end sales charge waivers on Investor A Shares. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended September 30, 2008, BIM received $6,086 in securities lending agent fees.

In addition, MLPF&S received $247,005 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2008.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, record-keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Fund paid $1,975,377 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended August 31, 2008, the Fund earned $19,112, which is included in income from affiliates in the Statement of Operations.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.


18       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                        Fees
--------------------------------------------------------------------------------
Institutional ....................................................    $13,855
Investor A .......................................................    $20,415
Investor B .......................................................    $ 2,623
Investor C .......................................................    $ 2,233
Class R ..........................................................    $   119
--------------------------------------------------------------------------------

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities and transactions in the Master Portfolio, for the year ended September 30, 2008 were $359,998,116 and $574,427,969, respectively.

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2008 attributable to amortization methods on fixed income securities, foreign currency transactions, accounting for paydowns, the reclassification of distributions and accounting for swap agreements, were reclassified to the following accounts:

--------------------------------------------------------------------------------
Increase (decrease) in undistributed investment income .........    $ 2,776,203
Increase (decrease) in accumulated net realized gain (loss) ....     (2,776,203)
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                      9/30/2008       9/30/2007
--------------------------------------------------------------------------------
Ordinary income ................................    $ 71,214,184    $ 63,144,826
Long-term capital gain .........................     142,467,073     109,656,779
                                                    ----------------------------
Total ..........................................    $213,681,257    $172,801,605
                                                    ============================

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income .................................    $ 12,578,094
Undistributed long-term capital gains .........................      76,194,730
                                                                   ------------
Total undistributed earnings ..................................      88,772,824
Capital loss carryforwards ....................................              --
Net unrealized gains ..........................................      28,010,652*
                                                                   ------------
Total accumulated earnings ....................................    $116,783,476
                                                                   ============

      * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the timing of income recognition from partnership interests.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       19

Notes to Financial Statements (concluded)

6. Capital Share Transactions:

Transactions in shares for each class were as follows:

                                                                            Year Ended                         Year Ended
                                                                        September 30, 2008                 September 30, 2007
                                                                  -----------------------------        ----------------------------
                                                                      Shares          Amount             Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................        5,175,766     $ 134,050,996         4,091,838     $ 116,036,502
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................        4,034,629       104,332,303         2,971,097        82,123,752
                                                                  -----------------------------        ----------------------------
Total issued ...............................................        9,210,395       238,383,299         7,062,935       198,160,254
Shares redeemed ............................................      (15,872,629)     (401,279,020)       (7,510,527)     (212,737,057)
                                                                  -----------------------------        ----------------------------
Net decrease ...............................................       (6,662,234)    $(162,895,721)         (447,592)    $ (14,576,803)
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................        1,923,620     $  49,245,825         2,669,986     $  75,588,618
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................        2,784,380        71,782,339         2,102,016        57,875,366
                                                                  -----------------------------        ----------------------------
Total issued ...............................................        4,708,000       121,028,164         4,772,002       133,463,984
Shares redeemed ............................................       (6,063,812)     (153,781,698)       (6,485,914)     (183,334,902)
                                                                  -----------------------------        ----------------------------
Net decrease ...............................................       (1,355,812)    $ (32,753,534)       (1,713,912)    $ (49,870,918)
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................          234,605     $   5,908,684           413,493     $  11,329,038
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................          257,961         6,499,716           283,896         7,571,413
                                                                  -----------------------------        ----------------------------
Total issued ...............................................          492,566        12,408,400           697,389        18,900,451
Shares redeemed ............................................       (1,628,072)      (40,470,400)       (3,007,751)      (82,733,457)
                                                                  -----------------------------        ----------------------------
Net decrease ...............................................       (1,135,506)    $ (28,062,000)       (2,310,362)    $ (63,833,006)
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................          341,719     $   7,845,147           280,175     $   7,443,617
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................          299,811         7,288,422           224,293         5,822,850
                                                                  -----------------------------        ----------------------------
Total issued ...............................................          641,530        15,133,569           504,468        13,266,467
Shares redeemed ............................................         (751,709)      (18,065,588)         (716,605)      (19,088,822)
                                                                  -----------------------------        ----------------------------
Net decrease ...............................................         (110,179)    $  (2,932,019)         (212,137)    $  (5,822,355)
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Class R
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................          247,145     $   6,161,701           301,169     $   8,276,313
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................           39,491           980,804            14,450           387,084
                                                                  -----------------------------        ----------------------------
Total issued ...............................................          286,636         7,142,505           315,619         8,663,397
Shares redeemed ............................................         (186,591)       (4,608,234)         (136,363)       (3,740,563)
                                                                  -----------------------------        ----------------------------
Net increase ...............................................          100,045     $   2,534,271           179,256     $   4,922,834
                                                                  =============================        ============================

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced FAM Distributors, Inc. and BlackRock Distributors, Inc. as the sole distributor of the Fund. The service and distribution fees will not change as a result of this transaction.


20       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital Fund, Inc. (the "Fund") as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Balanced Capital Fund, Inc. during the fiscal year ended September 30, 2008:

================================================================================
Record Date                                               12/19/2007   7/16/2008
Payable Date                                              12/21/2007   7/18/2008
================================================================================
Qualified Dividend Income for Individuals 1                 41.37%       58.14%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
Received Deduction for Corporations 1                       36.18%       49.60%
--------------------------------------------------------------------------------
Federal Obligation Interest                                  2.49%        0.91%
--------------------------------------------------------------------------------
Interest-Related Dividends for
Non-U.S. Residents 2                                        37.90%       54.94%
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
Non-U.S. Residents 2                                        33.91%        None
--------------------------------------------------------------------------------
      1 The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
      2 Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $1.769495 per share to shareholders of record on December 19, 2007.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the "Board," the members of which are referred to as "Directors") of BlackRock Balanced Capital Fund, Inc. (the "Fund") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment advisor. The Fund is a "feeder" fund that invests all of its fixed-income assets in Master Total Return Portfolio (the "Master Portfolio") of Master Bond LLC (the "Master LLC"), which has the same investment objectives and strategies as the fixed-income portion of the Fund. All fixed-income investments are made at the Master LLC level. The Board also considered the approval of the subadvisory agreement (the "Subadvisory Agreement") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 - 6, 2008, the Fund's Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 - 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.


22       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Fund ranked in the third, second and second quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31, 2007, respectively. In considering the Advisory Agreement, the Board noted that the Fund's investment performance for the one-year period was disappointing, but that longer-term performance meets the Board's expectations. The Board typically gives greater weight to longer-term results.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Directors, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided to the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board took into account that BlackRock has contractually agreed to waive a portion of its advisory fee by the amount of any management fees the Fund pays the investment advisor of the Master Portfolio of the Master LLC indirectly through its investment in the Master Portfolio, thereby lowering Fund expenses. The Board also took into account that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third-party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.


24       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       25

Officers and Directors

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Director(2)      During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Chairman of      Since 2007       Formerly Director, Vice Chairman     37 Funds       ACE Limited (insur-
40 East 52nd Street     the Board,                        and Chief Financial Officer of      104 Portfolios  ance company);
New York, NY 10022      Director and                      USX Corporation (energy and                         Eastman Chemical
1944                    Member of                         steel business) from 1991 to                        Company (chemical);
                        the Audit                         2001.                                               RTI International
                        Committee                                                                             Metals, Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Vice Chairman    Since 1998       Managing Director, FGW               37 Funds       Watson
40 East 52nd Street     of the Board,                     Associates (consulting and          104 Portfolios  Pharmaceutical Inc.
New York, NY 10022      Chairman of                       investment company) since
1941                    the Audit                         1997; Director, Michael J. Fox
                        Committee                         Foundation for Parkinson's
                        and Director                      Research since 2000; Formerly
                                                          Director of BTG International
                                                          Plc (a global technology
                                                          commercialization company) from
                                                          2001 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha       Director         Since 2007       Director, The China Business         37 Funds       None
40 East 52nd Street                                       Group, Inc. (consulting firm)       104 Portfolios
New York, NY 10022                                        since 1996 and formerly
1944                                                      Executive Vice President thereof
                                                          from 1996 to 2003; Chairman of
                                                          the Board, Berkshire Holding
                                                          Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Director         Since 2007       Formerly Trustee and Member of       37 Funds       None
40 East 52nd Street                                       the Governance Committee, State     104 Portfolios
New York, NY 10022                                        Street Research Mutual Funds
1946                                                      from 1997 to 2005; Formerly
                                                          Board Member of Governance,
                                                          Audit and Finance Committee,
                                                          Avaya Inc. (computer equipment)
                                                          from 2003 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton        Director         Since 2002       Managing General Partner, The        37 Funds       Knology, Inc.
40 East 52nd Street                                       Burton Partnership, LP (an          104 Portfolios  (telecommunica-
New York, NY 10022                                        investment partnership) since                       tions); Capital
1944                                                      1979; Managing General Partner,                     Southwest (financial)
                                                          The South Atlantic Venture Funds
                                                          since 1983; Member of the
                                                          Investment Advisory Council of
                                                          the Florida State Board of
                                                          Administration from 2001 to
                                                          2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable               Director         Since 2007       Partner and Head of                  37 Funds       UPS Corporation
Stuart E. Eizenstat                                       International Practice,             104 Portfolios  (delivery service)
40 East 52nd Street                                       Covington and Burling (law firm)
New York, NY 10022                                        since 2001; International
1943                                                      Advisory Board Member, The
                                                          Coca-Cola Company since 2002;
                                                          Advisory Board Member BT
                                                          Americas (telecommunications)
                                                          since 2004; Member of the Board
                                                          of Directors, Chicago Climate
                                                          Exchange (environmental) since
                                                          2006; Member of the
                                                          International Advisory Board GML
                                                          (energy) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot        Director         Since 2007       Professor, Harvard University        37 Funds       None
40 East 52nd Street                                       since 1992.                         104 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien         Director         Since 2005       Trustee, Woods Hole                  37 Funds       Cabot Corporation
40 East 52nd Street                                       Oceanographic Institute since       104 Portfolios  (chemicals); LKQ
New York, NY 10022                                        2003; Formerly Director,                            Corporation (auto
1943                                                      Allmerica Financial Corporation                     parts manufactur-
                                                          from 1995 to 2003; Formerly                         ing); TJX Companies,
                                                          Director, ABIOMED from 1989 to                      Inc. (retailer)
                                                          2006; Formerly Director,
                                                          Ameresco, Inc. (energy solutions
                                                          company) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo     Director         Since 2007       Shareholder, Modrall, Sperling,      37 Funds       None
40 East 52nd Street                                       Roehl, Harris & Sisk, P.A. (law     104 Portfolios
New York, NY 10022                                        firm) since 1993; Chairman of
1942                                                      the Board, Cooper's Inc.
                                                          (retail) since 2000; Director of
                                                          ECMC Group (service provider to
                                                          students, schools and lenders)
                                                          since 2001; President Elect, The
                                                          American Law Institute
                                                          (non-profit), 2007; Formerly
                                                          President, American Bar
                                                          Association from 1995 to 1996.
------------------------------------------------------------------------------------------------------------------------------------


26       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Director(2)      During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors(1) (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid         Director         Since 2007       Self-employed consultant since       37 Funds       None
40 East 52nd Street                                       2001; Director and Secretary,       104 Portfolios
New York, NY 10022                                        SCB, Inc. (holding company)
1945                                                      since 1998; Director and
                                                          Secretary, SCB Partners, Inc.
                                                          (holding company) since 2000;
                                                          Formerly Director, Covenant
                                                          House (non-profit) from 2001 to
                                                          2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh          Director         Since 2003       Director, National Museum of         37 Funds       None
40 East 52nd Street                                       Wildlife Art since 2007;            104 Portfolios
New York, NY 10022                                        Director, Ruckleshaus Institute
1941                                                      and Haub School of Natural
                                                          Resources at the University of
                                                          Wyoming since 2006; Director,
                                                          The American Museum of Fly
                                                          Fishing since 1997; Formerly
                                                          Consultant with Putnam
                                                          Investments from 1993 to 2003;
                                                          Formerly Director, The National
                                                          Audubon Society from 1998 to
                                                          2005.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West         Director and     Since 1998       Dean Emeritus, New York              37 Funds       Bowne & Co., Inc.
40 East 52nd Street     Member of                         University's Leonard N. Stern       104 Portfolios  (financial printers);
New York, NY 10022      the Audit                         School of Business                                  Vornado Realty Trust
1938                    Committee                         Administration since 1995.                          (real estate com-
                                                                                                              pany); Alexander's
                                                                                                              Inc. (real estate
                                                                                                              company)
                        ------------------------------------------------------------------------------------------------------------
                        (1) Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        (2) Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                            ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce
                            R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since
                            2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta Cooper Ramo since 2000; Jean
                            Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since
                            1978.
====================================================================================================================================
Interested Directors(3)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director         Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink        Director         Since 2007       Chairman and Chief Executive         37 Funds       None
40 East 52nd Street                                       Officer of BlackRock, Inc. since    104 Portfolios
New York, NY 10022                                        its formation in 1998 and of
1952                                                      BlackRock, Inc.'s predecessor
                                                          entities since 1988 and Chairman
                                                          of the Executive and Management
                                                          Committees; Formerly Managing
                                                          Director, The First Boston
                                                          Corporation, Member of its
                                                          Management Committee, Co-head of
                                                          its Taxable Fixed Income
                                                          Division and Head of its
                                                          Mortgage and Real Estate
                                                          Products Group; Chairman of the
                                                          Board of several of BlackRock's
                                                          alternative investment vehicles;
                                                          Director of several of
                                                          BlackRock's offshore funds;
                                                          Member of the Board of Trustees
                                                          of New York University, Chair of
                                                          the Financial Affairs Committee
                                                          and a member of the Executive
                                                          Committee, the Ad Hoc Committee
                                                          on Board Governance, and the
                                                          Committee on Trustees;
                                                          Co-Chairman of the NYU Hospitals
                                                          Center Board of Trustees,
                                                          Chairman of the Development/
                                                          Trustee Stewardship Committee
                                                          and Chairman of the Finance
                                                          Committee; Trustee, The Boys'
                                                          Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director         Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007 and Treasurer
                                                          of certain closed-end funds in
                                                          the BlackRock fund complex from
                                                          1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        (3) Messrs. Davis and Fink are both "interested persons," as defined in the Investment Company Act of
                            1940,of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an
                            "interested person" of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       27

Officers and Directors (concluded)

                        Position(s)      Length of
Name, Address           Held with        Time
and Year of Birth       Fund             Served           Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                          President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        (1) Officers of the Fund serve at the pleasure of the Board of Directors.
                        ------------------------------------------------------------------------------------------------------------
                        Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                        Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019


28       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       29

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio+
BlackRock Income Builder Portfolio+
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


  BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2008       31

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Balanced Capital Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #10252-9/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Donald W. Burton (not reappointed to the Audit Committee, effective November 1, 2007)
            Robert M. Hernandez (term began, effective November 1, 2007)
            John F. O'Brien (not reappointed to the Audit Committee, effective November 1, 2007)
            David H. Walsh (not reappointed to the Audit Committee, effective November 1, 2007)
            Fred G. Weiss
            Richard R. West (term began, effective November 1, 2007)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced    $36,300      $37,500           $0            $0           $6,100        $6,100          $1,049         $1,042
Capital Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock Balanced Capital            $294,649           $291,642
            Fund, Inc.
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Balanced Capital Fund, Inc.

Date: November 24, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Balanced Capital Fund, Inc.

Date: November 24, 2008